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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 1997

                              Medaphis Corporation
             (Exact name of registrant as specified in its charter)

       DELAWARE                        000-19480                 58-1651222
(State or other jurisdiction     Commission File Number        (IRS Employer
of incorporation)                                         Identification Number)

                             2700 CUMBERLAND PARKWAY
                                    SUITE 300
                             ATLANTA, GEORGIA 30339
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (770) 444-5300

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 5
                            Total Number of Pages: 15

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Item 5.   Other Events


         As disclosed in prior press releases of the Registrant, in connection with its review of the Registrant's financial statements as of January 1, 1997 and for the three- and nine-month periods ended September 30, 1997, Price Waterhouse reviewed unbilled receivables as of January 1, 1997 and raised certain issues with the Registrant with respect to certain accounting matters, relating primarily to revenue recognition practices on specific contracts of the Registrant's Health Data Sciences Corporation. ("HDS") subsidiary. These practices related principally to revenue recognized in fiscal 1994, 1995 and 1996. The Registrant acquired HDS in a merger transaction in June 1996 which was accounted for as a pooling of interests.

         As a result of this evaluation, management of the Registrant determined that certain revenue was improperly recognized and, accordingly, made a determination to restate the Company's financial statements for the fiscal years ended December 31, 1994, 1995 and 1996 and the six month period ended June 30, 1997. The Audit Committee of the Board approved the restatement on November 19, 1997 and recommended the action to the Board. The Board accepted the Audit Committee's recommendation and approved the restatement on November 19.

         As previously disclosed, Deloitte & Touche, the Registrant's former independent auditor, has stated to the Registrant that it does not agree with the restatement of Registrant's financial statements based on revenue recognition at HDS. Deloitte & Touche orally advised the Registrant on November 19, 1997 that it withdrew its report dated March 31, 1997, on the consolidated financial statements of the Registrant as of December 31, 1995 and 1996 and for the three years in the period ended December 31, 1996 (the "Deloitte & Touche Report"). By letter, dated November 20, 1997, to the Chairman and Chief Executive Officer of the Registrant, Deloitte & Touche confirmed the oral withdrawal of the Deloitte & Touche Report. In addition, Deloitte & Touche notified the Registrant in the November 20, 1997 letter that




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Deloitte & Touche was also withdrawing its report dated May 23, 1996 on the financial statements of Health Data Sciences Corporation for the years ended March 31, 1995 and 1996. Deloitte & Touche also notified the Registrant that Deloitte & Touche's reports on the financial statements referenced above should no longer be relied upon or associated with the aforementioned financial statements.

         As a result, at the direction of the Board pursuant to action taken by the Audit Committee and the Board on November 19, 1997, the Registrant has engaged Price Waterhouse to reaudit the Registrant's financial statements for fiscal 1995 and 1996.

         Because of the restatement of its financial statements for each of the years ended December 31, 1994, 1995 and 1996 and the first six months of 1997, the Registrant has determined that revisions to the financial statements contained in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission (the "Commission") on March 31, 1997 and the Registrant's Quarterly Reports on Form 10-Q for the Quarterly Periods ended March 31, 1997 and June 30, 1997 filed with the Commission on May 6, 1997 and August 14, 1997, respectively, will be required. Filings amending such reports to reflect the restatement will be made as soon as practicable after completion of the reaudit of the 1995 and 1996 fiscal years by Price Waterhouse.

         Investors and other individuals and entities should not rely upon the Deloitte and Touche Report or associate the Deloitte & Touche Report with the Registrant's financial statements as of December 31, 1995 and 1996 and for the three years in the period ended December 31, 1996.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

         (99.1) Letter from Deloitte & Touche LLP, dated November 20, 1997, advising the Registrant as to the withdrawal of certain reports of Deloitte & Touche with respect to certain financial statements of the Registrant.

         (99.2)   Press Release issued by the Registrant on November 19, 1997.















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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 2, 1997


                                   MEDAPHIS CORPORATION


                                   By: /s/ Jerome H. Baglien
                                         ----------------------------------
                                          Jerome H. Baglien
                                          Senior Vice President,
                                          Chief Financial Officer and
                                          Assistant Secretary

















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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                      DESCRIPTION                   PAGE NUMBER
--------------                      -----------                   -----------


    99.1 .........Letter from Deloitte & Touche LLP, dated
                  November 20, 1997, advising the Registrant
                  as to the withdrawal of certain reports of
                  Deloitte & Touche with respect to certain
                  financial statements of the Registrant.............  7

    99.2 .........Press Release issued by the Registrant on
                  November 19,1997...................................  9









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